Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2016
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information
Supplemental Cash Flow Information

a)	The changes in operating assets and liabilities for years ended December 31, 2016, 2015 and 2014 are as follows:

	Year Ended December 31, 2016 $	Year Ended December 31, 2015 $	Year Ended December 31, 2014 $
Accounts receivable	5,494	(5,140)	9,957
Prepaid expenses	745	(494)	1,781
Accounts payable	2,791	2,127	(1,098)
Accrued liabilities	(1,572)	(1,581)	(6,759)
Unearned revenue and long-term unearned revenue	(3,218)	(562)	(536)
Restricted cash	(10,808)	(2,785)	—
Advances to and from affiliates	(9,699)	(23,714)	17,953
Other operating assets and liabilities	(4,402)	(2,038)	(2,476)
Total	(20,669)	(34,187)	18,822

b)
Cash interest paid (including realized losses on interest rate swaps) on long-term debt, advances from affiliates and capital lease obligations, net of amounts capitalized, during the years ended December 31, 2016, 2015 and 2014 totaled $100.9 million, $94.5 million, and $128.7 million, respectively.

c)	During the years ended December 31, 2016, 2015 and 2014, cash paid for corporate income taxes was $4.9 million, $7.8 million and $2.3 million, respectively.

d)
During 2014, the sales of the Huelva Spirit and Algeciras Spirit conventional tankers resulted in the vessels under capital lease being returned to the owner and the capital lease obligations concurrently extinguished. Therefore, the sales of the Algeciras Spirit and Huelva Spirit under capital lease obligations of $56.2 million in 2014 and the concurrent extinguishment of the corresponding capital lease obligation of $56.2 million in 2014 were treated as non-cash transactions in the Partnership’s consolidated statements of cash flows.

e)
During 2014, the Partnership acquired an LPG carrier, the Norgas Napa, from Skaugen for $27.0 million, of which $21.6 million was paid in cash upon delivery and the remaining $5.4 million is an interest-bearing loan to Skaugen.

f)
A portion of the dividends declared by the Teekay Tangguh Joint Venture on February 1, 2014 that was used to settle advances made by the Teekay Tangguh Joint Venture to BLT LNG Tangguh Corporation and P.T. Berlian Laju Tanker of $14.4 million, was treated as a non-cash transaction in the Partnership’s consolidated statements of cash flows.

g)
As described in Notes 6a iii – Equity Accounted Investments, during 2014, the Partnership acquired the ownership interest of BG (which was subsequently acquired by Shell) in the BG Joint Venture. As compensation, the Partnership assumed Shell’s obligation (net of an agreement by Shell to pay the Partnership approximately $20.3 million) to provide shipbuilding supervision and crew training services for the four LNG carrier newbuildings up to their delivery dates pursuant to a ship construction support agreement. The estimated fair value of the assumed obligation of approximately $33.3 million was used to offset the purchase price and the Partnership’s receivable from Shell and was treated as a non-cash transaction in the Partnership’s consolidated statements of cash flows.